                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2004
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                        0-19907                     48-1109495
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(State or other jurisdiction    (Commission                  (IRS Employer
 of incorporation)              File Number)                 Identification No.)

                 224 East Douglas, Suite 700, Wichita, KS 67202
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

          On August 17, 2004,  Lone Star  Steakhouse & Saloon,  Inc., a Delaware
corporation  (the  "Company")  issued a press  release  announcing a mid-quarter update for the first eight weeks of the Company's  third quarter.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.             Exhibits
         -----------             --------

         99.1                    Press Release dated August  17, 2004.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LONE STAR STEAKHOUSE & SALOON,
                                         INC.

Dated: August 17, 2004                   By: /s/ John D. White
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                                            Name:   John D. White
                                            Title:  Executive Vice President